UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 2, 2015

Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Second Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 3, 2015, Anworth Mortgage Asset Corporation (the “Company”) and Anworth Management LLC (the “Manager”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with MLV & Co. LLC (“MLV”), pursuant to which the Company may offer and sell from time to time through MLV, as its agent, up to $200,000,000 aggregate amount of the Company’s (i) common stock, par value $0.01 per share (“Common Stock”), (ii) 6.25% Series B Cumulative Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), and (iii) 7.625% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series C Preferred Stock,” and collectively with the Series B Preferred Stock and Common Stock, the “Offered Stock”), in such amounts as the Company may specify by notice to MLV, in accordance with the terms and conditions set forth in the Sales Agreement.

The Sales Agreement contains customary representations, warranties and agreements of the Company and the Manager, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Sales Agreement, the Company agreed to indemnify MLV against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, to contribute to payments MLV may be required to make in respect of these liabilities, and to reimburse MLV for certain expenses. In the ordinary course of business, MLV or its affiliates from time to time have provided and may in the future provide various investment banking, commercial banking and financial advisory services to the Company and/or its affiliates, for which they have received or may receive customary compensation.

The above summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by the Sales Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth below under Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2015, the Company filed with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to reclassify 4,655,000 shares of the Company’s Preferred Stock, par value $0.01 per share (“Preferred Stock”), into shares of Series C Preferred Stock.

The reclassification increases the number of shares classified as Series C Preferred Stock from 345,000 shares immediately prior to the reclassification to 5,000,000 shares immediately after the reclassification. The reclassification decreases the number of shares classified as Preferred Stock from 11,355,000 shares immediately prior to the reclassification to 6,700,000 shares immediately after the reclassification.

The terms of the Series C Preferred Stock (including, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption) are as, provided in the Company’s charter and remain unchanged by the Articles Supplementary.

A copy of the Articles Supplementary is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the terms of the Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 8.01	Other Events.

A copy of the opinion of DLA Piper LLP (US) with respect to the validity of the Offered Stock is attached as Exhibit 5.1 to this Current Report on Form 8-K. A copy of the opinion of Greenberg Traurig, LLP regarding certain tax matters is attached as Exhibit 8.1 to this Current Report on Form 8-K. This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 5.1, 8.1, 23.1 and 23.2 as exhibits to the Company’s effective Registration Statement on Form S-3 (File No. 333-187385), and such exhibits are hereby incorporated by reference into such Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit #	Description

1.1	At Market Issuance Sales Agreement, dated March 3, 2015, among the Company, the Manager, and MLV & Co. LLC

3.1	Articles Supplementary reclassifying shares of the Company’s Preferred Stock into shares of Series C Preferred Stock

5.1	Opinion of DLA Piper LLP (US)

8.1	Opinion of Greenberg Traurig, LLP regarding certain tax matters

23.1	Consent of DLA Piper LLP (US) (included within the opinion filed as Exhibit 5.1)

23.2	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date: March 6, 2015	By:	/s/ Lloyd McAdams
Name: Lloyd McAdams
Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit #	Description

1.1	At Market Issuance Sales Agreement, dated March 3, 2015, among the Company, the Manager, and MLV & Co. LLC

3.1	Articles Supplementary reclassifying shares of the Company’s Preferred Stock into shares of Series C Preferred Stock

5.1	Opinion of DLA Piper LLP (US)

8.1	Opinion of Greenberg Traurig, LLP regarding certain tax matters

23.1	Consent of DLA Piper LLP (US) (included within the opinion filed as Exhibit 5.1)

23.2	Consent of Greenberg Traurig, LLP (included within the opinion filed as Exhibit 8.1)

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